                                                                                    Master Trust                  September 1996
Newcourt Receivables Asset Trust                  Collection        Reserve        Distribution
Monthly Servicer Certificate - Accounts            Account          Account           Account       Series 1996-1  Series 1996-2
----------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances                                0.00     2,889,890.64              0.00
Investment Earnings                                  12,595.62         4,998.77

Collection Account

Collections [4.3 a]                               9,967,449.90
Add:  Servicer Advances [4.3 b]                     331,088.43
Add:  Liquidation Proceeds from Servicer                  0.00
Less: Collections to reimburse Servicer
        Advances [4.3 c]                         (1,202,687.72)

Less:  Investment Earnings to Newcourt
        [4.2 e]                                     (12,595.62)       (4,998.77)

----------------------------------------------------------------------------------------------------------------------------------

Available Amount                                 (9,095,850.61)                      9,095,850.61
----------------


Payments on Payment Date

    (A)   Unreimbursed Servicer Advances
           [4.3 d i]                                      0.00                               0.00

    (B)   Servicing Fee [4.3 d ii]                 (144,494.53)                        144,494.53

    (C)   Amount owed to Hedging Counterparty
           [4.3 d iii]                                    0.00                               0.00

    (D)   Series Available Amount to each
            Series of Notes [4.3 d iv]                                               8,951,356.08     3,868,046.07   5,083,310.01

       (1)  Class A Interest [4.3 d iv A]        (1,512,001.29)                                         560,022.71     951,978.58

       (2)  Class B Interest [4.3 d iv B]           (74,518.25)                                          28,797.80      45,720.45

       (3)  Class A Principal [4.3 d iv C]       (6,859,770.66)                                       3,620,354.82   3,239,415.84

       (4)  Deposit Reserve Account
             [4.3 d iv D]                                 0.00             0.00                               0.00           0.00
            Repayment Newcourt Advance                    0.00       (72,743.18)

       (5)  Class C Interest [4.3 d iv E]           (90,518.40)                                          34,610.90      55,907.50

       (6)  Class B Principal [4.3 d iv F]         (207,273.74)                                         121,875.60      85,398.14

       (7)  Class C Principal [4.3 d iv G]         (207,273.74)                                         121,875.60      85,398.14

       (8)  Class A Accelerated Principal
             Payment [4.3 d iv H]                         0.00                                                0.00           0.00

       (9)  Class B Accelerated Principal
             Payment [4.3 d iv I]                         0.00                                                0.00           0.00

       (10) Pay to Hedging Counterparty
             [4.3 d iv J]                                 0.00                                                0.00           0.00

       (11) Class C Accelerated Principal
             Payment [4.3 d iv K]                         0.00                                                0.00           0.00

             Subtotal                                     0.00

Distributions to Noteholders                     (9,095,850.61)                        144,494.53     4,487,537.43   4,463,818.65

Ending Balance                                            0.00     2,817,147.46              0.00


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                         September 1996

Prior Month's Series ADCB Reconciliation                                         Series 1996-1                Series 1996-2

     Previous Period Current Month Series ADCB                                  105,104,776.95               178,702,443.24
     Less:  Previous Period's Prepayments                                           499,487.30                   804,576.60
     Less:  Previous Period's Defaults                                              317,728.77                   470,682.01

     Prior Month Series ADCB (reported
       this period)                                                             104,287,560.88               177,427,184.63


Class A Interest Schedule                                                        Series 1996-1                Series 1996-2

     Opening Class A Principal Balance                                           98,973,086.43               166,284,468.18
     Class A Interest Rate                                                               6.79%                        6.87%
     30/360* Class A Interest Rate                                                       0.57%                        0.57%
     Current Class A Interest Distribution                                          560,022.71                   951,978.58
     Prior Class A Interest Arrearage                                                     0.00                         0.00

     Class A Interest Due                                                           560,022.71                   951,978.58


Class A Principal Schedule                                                       Series 1996-1                Series 1996-2

     Opening Class A Principal Balance                                           98,973,086.43               166,284,468.18
     Prior Months Series ADCB                                                   108,151,666.90               180,837,396.75
     Current Months Series ADCB                                                 105,104,776.95               178,702,443.24
                                                                                --------------               --------------
                                                        Difference                3,046,889.95                 2,134,953.51
                                                        Class A Share                   92.00%                       92.00%
                                                        Scheduled Principal Due   2,803,138.75                 1,964,157.23

     Current Prepayments                                                            499,487.30                   804,576.60
     Current Defaults                                                               317,728.77                   470,682.01
                                                        Class A Total Due         3,620,354.82                 3,239,415.84

     Prior Class A Arrearage                                                              0.00                         0.00

     Class A Principal Due                                                        3,620,354.82                 3,239,415.84

     Class A Principal Distribution                                               3,620,354.82                 3,239,415.84

     Current Class A Arrearage                                                            0.00                         0.00

     Interim Class Principal Balance after
       Current Distribution                                                      95,352,731.61               163,045,052.34

     Accelerated Class A Distribution Amount                                              0.00                         0.00

     Ending Class A Principal Balance after
       Current Distribution                                                      95,352,731.61                163,045,052.34


Class B Interest Schedule                                                        Series 1996-1                 Series 1996-2

    Opening Class B Principal Balance                                             4,589,290.08                  7,276,464.23
    Class B Interest Rate                                                                7.53%                         7.54%
    30/360* Class B Interest Rate                                                        0.63%                         0.63%
    Current Class B Interest Distribution                                            28,797.80                     45,720.45
    Prior Class B Interest Arrearage                                                      0.00                          0.00

    Class B Interest Due                                                             28,797.80                     45,720.45



Class B Principal Schedule                                                       Series 1996-1                 Series 1996-2

    Opening Class B Principal                                                     4,589,290.08                  7,276,464.23
    Prior Months Series ADCB                                                    108,151,666.90                180,837,396.75
    Current Months Series ADCB                                                  105,104,776.95                178,702,443.24
                                                                                --------------                --------------
                                                       Difference                 3,046,889.95                  2,134,953.51
                                                       Class B Share                     4.00%                         4.00%
                                                       Scheduled Principal Due      121,875.60                     85,398.14

    Current Prepayments                                                                   0.00                          0.00
    Current Defaults                                                                      0.00                          0.00


                                                       Class B Total Due            171,875.60                     85,398.14

    Prior Class B Arrearage                                                               0.00                          0.00

    Class B Principal Due                                                           121,875.60                     85,398.14

    Class B Principal Distribution                                                  121,875.60                     85,398.14

    Current Class B Arrearage                                                             0.00                          0.00

    Interim Class B Principal Balance after
     Current Distribution                                                         4,467,414.48                  7,191,066.09

    Accelerated Class B Distribution Amount                                               0.00                          0.00

    Ending Class B Principal Balance after
       Current Distribution                                                       4,467,414,48                  7,191,066.09

Class C Interest Schedule

    Opening Class C Principal Balance                                             4,589,290.08                  7,276,464.23
    Class C Interest Rate                                                                9.05%                         9.22%
    30/360* Class C Interest Rate                                                        0.75%                         0.77%
    Current Class C Interest Distribution                                            34,610.90                     55,907.50
    Prior Class C Interest Arrearage                                                      0.00                          0.00
    Class C Default Rate                                                                10.05%                        10.22%
    30/360* Class C Interest Default Rate                                                0.84%                         0.85%
    Interest on Interest Arrearage                                                        0.00                          0.00

    Class C Interest Due                                                             34,610.90                     55,907.50

    Class C Interest Paid                                                            34,610.90                     55,907.50
    Class C Interest Arrearage                                                            0.00                          0.00


Class C Principal Schedule

    Opening Class C Principal Balance                                             4,589,290.08                  7,276,464.23
    Prior Months Series ADCB                                                    108,151,666.90                180,837,396.75
    Current Months Series ADCB                                                  105,104,776.95                178,702,443.24
                                                                                --------------                --------------
                                                       Difference                 3,046,889.95                  2,134,953.51
                                                       Class C Share                     4.00%                         4.00%
                                                       Scheduled Principal Due      121,875.60                     85,398.14

    Prior Class C Arrearage                                                               0.00                          0.00

    Class C Principal Due                                                           121,875.60                     85,398.14

    Class C Principal Distribution                                                  121,875.60                     85,398.14

    Current Class C Arrearage                                                             0.00                          0.00

    Interim Class C Principal Balance after
     Current Distribution                                                         4,467,414.48                  7,191,066.09

    Accelerated Class C Distribution Amount                                               0.00                          0.00

    Ending Class C Principal after
      Current Distribution                                                        4,467,414.48                  7,191,066.09

Servicing Fee Schedule

    Contract Pool ADCB                                                          288,989,063.65
    Servicing Rate                                                                       0.60%
    Monthly Servicing Rate                                                               0.05%
    Prior Servicing Fee Arrearage                                                         0.00
    Current Servicer Fee                                                            144,494.53
    Servicer Fee Due                                                                144,494.53
    Current Servicing Fee Arrearage                                                       0.00

Reserve Account Schedule                                 Reserve Account          Series 1996-1                Series 1996-2

    Prior Month Balance                                   2,889,890.64
    Series ADCB                                         281,714,745.51
    Required Balance (Series ADCB* 1.00%)                 2,817,147.46
    Current Period Draw on Reserve                                0.00
    Required Deposit to Reserve Account                                                    0.00                       0.00
    Actual Deposit to Reserve Account                                                      0.00                       0.00
    Newcourt Advance Released from Reserve Account          (72,743.18)
    Ending Reserve Account Balance                        2,817,147.46
                                                          ------------

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events         September 1996

Restricting Event Calculations

  (1) Event of Default under the Servicing Agreement
       (Yes/No)                                              no

     (a) ADCB Delinquencies
           3 Month Rolling Avg. ADCB                         227,323,610

           Delinquency Ratio                                       0.60%

           Maximum Delinquency Ratio                               2.00%

     (b) Annualized ADCB Defaulted Contracts Ratio                 0.34%

           Maximum Default Ratio                                   1.00%

     (c) Reserve plus APB Subordination                       no

     (d) Restricting Event under any Indenture                no



Portfolio Performance Tests

                                 Current:      1 month prior   2 months prior  3 months prior   4 months prior  5 months prior
                                                  (yes/no)        (yes/no)        (yes/no)         (yes/no)        (yes/no)
         Event of Default:          no               no              no              no               no              no



Delinquencies                                           Monthly     Weighted
                       Delinquencies        ADCB      Delinquency   Average
   0
        2 months prior  636,137          111,267,022     0.57%       0.09%
        1 month prior   1,495,513        288,989,064     0.52%       0.22%
        Current         1,978,633        281,714,746     0.70%       0.29%
                                                         -----       -----
                                                         0.60%       0.60%

                        Delinquency Ratio:               0.60%
                        Maximum Delinquency Ratio:       2.00%


Charge-Offs                                              Monthly
                     Charge-Offs         ADCB           Defaults
   0
        5 months prior  50,037           125,141,905     0.04%
        4 months prior  7,340            121,604,525     0.01%
        3 months prior  56,833           115,777,793     0.05%
        2 months prior  27,072           111,267,022     0.02%
        1 months prior  33,884           288,989,064     0.01%
        Current         125,114          281,714,746     0.04%
                        -------          -----------     -----
                        300,280          1,044,495,054   0.03%

        Average ADCB                                     174,082,509
        Annualized Maximum Charge-Off Ratio:                   1.00%
                                                              -----
        1% of Average ADCB                                 1,740,825
        Sum of Charge-Offs * 2                               600,560
        Annualized Charge-Off Ratio:                           0.34%

Series 1996-1 Enhancement Floor
   0
        Enhancement Floor                                  2,925,889

        Amounts on deposit in the Reserve Account          2,817,147
        Series Allocation Percentage                          43.21%
        ADCB less Aggregate Principal Amount of
         Class A Notes                                     8,117,613
                                                           9,334,955

Series 1996-2 Enhancement Floor
   0
        Enhancement Floor                                  4,152,983

        Amounts on deposit in the Reserve Account          2,817,147
        Series Allocation Percentage                          56.79%
        ADCB less Aggregate Principal Amount of
         Class A Notes                                    14,382,132
                                                          15,981,938


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules           September 1996


Certificate Factors

                                       Series 1996-1         Series 1996-2

         Class A
         Current A Balance               95,352,732           163,045,052
         Initial A Balance              119,656,814           169,810,862

         Certificate Factor:           0.7968850952          0.9601567900


         Class B
         Current B Balance                4,467,414             7,191,066
         Initial B Balance                5,202,470             7,383,081

         Certificate Factor:           0.8587102818          0.9739925817


         Class C
         Current C Balance                4,467,414             7,191,066
         Initial C Balance                5,202,470             7,383,081

         Certificate Factor:           0.8587102818          0.9739925817


Delinquencies

                                                                    Monthly
                                  Delinquencies        ADCB      Delinquencies

         Current                  268,202,382      281,714,746      95.20%
         31-60 Days Past Due      11,533,731       281,714,746      4.09%
         61-90 Days Past Due      1,978,633        281,714,746      0.70%